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EXHIBIT 10(ii)

                      VIRGINIA ASSOCIATION OF REALTORS(R)
                  CONTRACT FOR PURCHASE OF UNIMPROVED PROPERTY

     (This is a legally binding contract, if not understood, seek competent advice before signing.)

This CONTRACT FOR PURCHASE OF UNIMPROVED PROPERTY made as of Feb 24, 2005 between Robert J. Daly Et Al whose address is __________________________ (the "Seller", whether one or more), and Seawright Holdings, Inc. whose address is ___________________ the "Purchaser", whether one or more), provides: The Listing Company (who represents Seller) is Daly Seven Inc. and the Selling Company (who does [X] or does not [ ] represent Purchaser) is Real Estate Plus.

REAL PROPERTY: Purchaser agrees to buy and Seller agrees to sell the land, and all improvements thereon located in the County or City of Augusta, Virginia and described as (legal description):
46-84b
Rt 1-81 + 275 Int. Lot 1 3.467 AC
and more commonly known as TBD Rt932 (together with the items of personal property described in paragraph 2 of the "Property").

1. PERSONAL PROPERTY INCLUDED: The following items of personal property are included in this sale:

NONE

2. PURCHASE PRICE: The Purchase Price (the "Purchase Price") of the Property is $240,000.
(X) This sale shall be in gross and the purchase price shown above shall be the exact sales price.
( ) The purchase price shall be adjusted at settlement to an exact purchase price of $___________ per (sq. ft.)(acre). The exact area to be determined by a survey to be made by a licensed surveyor and paid for by N/A (9-15-97) Survey Current and on Record. The Purchaser shall pay to the seller at settlement the purchase price in cash or by cashier's or certified check, subject to the prorations herein and from the following sources.

3. (a) THIRD PARTY FIRST TRUST: This sale is subject to Purchaser obtaining ( ) or assuming ( ): a conventional(X}, or other (describe) Cash loan secured by a first deed of trust lien on the Property in the principal amount of $_____ or___% of the Purchase Price bearing interest ( ) at a fixed rate not exceeding ___% per year, or ( ) ___% per year, or ( ) at the market rate of interest at the time of settlement, amortized over a term of ___ years, and requiring not more than a total of ____ loan discount points, excluding a loan origination fee, or an assumption fee not exceeding $______. (If this Contract provides for the assumption of a loan: (i) the Parties acknowledge that the balance set forth above is approximate and that the principal amount to be assumed will be the outstanding principal balance on the date of settlement, and (ii) Purchaser shall assume all obligations of Seller under such loan.)

4. DEPOSIT: (a) Purchaser has made a Deposit with Real Estate Plus (the "Escrow Agent") of Ten Thousand Dollars ($10,000) (the "Deposit") in cash ( ), by check
(X), bank letter of credit ( ), or by a note ( ) due and payable on upon ratified contract, receipt of which is hereby acknowledged. Upon ratification of this Contract by all parties, the Deposit shall be held in escrow by the Escrow Agent. If the transaction does not settle, the Deposit shall be held or disbursed in accordance with the regulations of the Real Estate Board/Commission, or other governing law.

6. LOAN FEES: Except as otherwise agreed upon in this Contract, Purchaser shall pay all points, loan origination fees, charges and other costs imposed by a lender or otherwise incurred in connection with obtaining the loan or loans. The amount of any contributions Seller agrees to make under this contract toward Purchaser's loan fees shall include miscellaneous and tax service fees charged by a lender for financint described in this contract and which by regulation or law Purchaser is not permitted to pay.

7. SETTLEMENT; POSSESSION: Settlement shall be made at Local Attorney's Office on or about 90 days from ratified contract. Possession of the Property shalL be given at settlement, unless otherwise agreed in writing by the Parties.




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8. EXPENSE PRORATIONS; ROLLBACK TAXES: (a) Seller agrees to pay the expense of preparing the deed and the recordation tax applicable to grantors. Except as otherwise agreed herein, all other expenses incurred by Purchaser in connection with the purchase, including without limitation title examination, insurance premiums, survey costs, recording costs and the fees of Purchaser's attorney, shall be borne by Purchaser. All taxes, assessments, interest, rent escrow deposits, and other ownership fees, if any, shall be prorated as of the date of settlement.

(b) Rollback taxes shall be paid as follows:

By Seller if any.

9. BROKERAGEE FEE; SETTLEMENT STATEMENTS: Seller and Purchaser authorize and direct the settlement agent to disburse to Listing Company and/or Selling Company from the settlement proceeds their respective portions of the brokerage fee payable as a result of this sale and closing under the Contract. Each of Listing Company and/or Selling Company shall deliver to the settlement agent, prior to settlement, a signed written statement setting forth the fee to which such company is entitled and stating how such fee and any additional sales incentives are to be disbursed. Seller and Purchaser authorize and direct the settlement agent to provide to each of Seller. Purchaser, Listing Company and Selling Company a copy of the unified settlement statement for the transaction.

10. STUDY PERIOD: Purchaser shall have 90 days from the date this Contract is executed by both Purchaser and Seller, to determine, through engineering and feasibility studies, whether Purchaser's plan of development of the Property is practical. Purchaser shall contract for such studies within ten days from the date of execution, and deliver to Seller and Listing Company copies of the letter(s) ordering the studies, said letter(s) stipulating that true copies of all studies are to be sent to Seller or Listing Company, simultaneously with delivery to Purchaser. If within such study period Purchaser notifies Seller or Listing Company, in writing, that Purchaser's plan, in Purchaser's sole judgment, is not practical, Purchaser may terminate this Contract and receive a refund of the Deposit and the parties shall have no further liability or obligations hereunder, except as set forth herein. Time shall be of the essence of this provision.

11. SOIL STUDY: This Contract is contingent for _______ days from date of execution of this Contract by both Purchaser and Seller to allow _______________ at its expense to obtain a soil study and/or percolation test, which shall lawfully allow for the erection and use of_____________________________________
on the Property. Such study or test shall be pursued diligently and in good faith and if such study or test reveals that Purchaser's intended use of the Property is not permissible or practicable, Purchaser shall have the right, upon written notice to Seller, to terminate this Contract, in which event the Deposit shall be returned to Purchaser and the patties shall have no further liability or obligations hereunder, except as set forth herein.

12. ACCESS: Purchaser and Purchaser's agents and engineers shall have the right to enter onto the Property at all reasonable times prior to settlement for purposes of engineering, surveying, title or such other work as is permitted under this Contract, so long as such studies do not result in a permanent change in the character or topography of the Property. Purchaser shall not interfere with Seller's use of the Property, and Purchaser, at Purchaser's expense, shall promptly restore the Property to its prior condition upon completion of Purchaser's studies or work. Purchaser keep the Property free and clear from all liens resulting from its work, studies, investigations or other activities performed pursuant to this Contract and shall indemnify and hold Seller harmless against any loss or liability to person or property resulting from Purchaser's presence or activities on the Property. This obligation shall survive settlement and transfer of title and possession to the Property.

13. RISK OF LOSS: All risk of loss or damage to the Property by fire, windstorm, casualty, or other cause is assumed by Seller until settlement. In the event of substantial loss or damage to the Property before settlement, Purchaser shall have the option of either (i) terminating this Contract and recovering the Deposit, or (ii) affirming this Contract, in which event Seller shall assign to Purchaser all of Seller's rights under any policy or policies of insurance applicable to the Property.




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14. TITLE: At settlement Seller shall convey the Property to Purchaser by general warranty deed containing English covenants of title (except that conveyance from a personal representative of an estate or from a trustee or institutional lender shall be by special warranty deed), free of all encumbrances tenancies, and liens (for taxes and otherwise), but subject to such restrictive covenants and utility easements of record which do not materially and adversely affect the use of the Property for Purchaser's intended purposes or render the title unmarketable. If the Property does not abut a public road, title to the Property must include a recorded easement providing adequate access thereto. In the event this sale is subject to a financing contingency under paragraph 3(a or 3(b), the access to a public road must be acceptable to each lender. If the examination reveals a title defect of a character that can he remedied by legal action or otherwise within a reasonable time, then Seller, at Seller's expense, shall promptly take such action as is necessary to cure such defect. If the defect is not cured within 60 days after Seller receives notice of the defect, then Purchaser shall have the right to (i) terminate this Contract, in which event the Deposit shall be returned to Purchaser, and Purchaser and Seller shall have no further obligations hereunder, or (ii) waive the defect and proceed to settlement with no adjustment to the Purchase Price. If Seller has agreed to cure such defect, the parties agree that the settlement date prescribed in paragraph 7 shall be extended as necessary to enable Seller to cure such title defect, but not for more than 60 days unless agreed by the parties.

15. PROPERTY OWNERS' ASSOCIATION DISCLOSURE: Seller represents that the Property is [ ] or is not [X] located within a development which is subject to the Virginia Property Owners' Association Act. Section 55-508 et seq. of the Code of Virginia (the "Act"). If the Property is within such a development, the Act requires Seller to obtain from the property owners' association (the "Association") an association disclosure packet and provide it to Purchaser. The information in the disclosure packet shall be current as of a date specified on the disclosure packet. Purchaser may cancel this Contract (i) within three (3) days after the date of the Contract, if Purchaser received the disclosure packet (or notice that the packet will not be available) on or before the date Purchaser executed this Contract: (ii) three days after receiving the association disclosure packet or being notified that the association disclosure packet will not be available, if the packet or such notice is hand delivered, or
(iii) within six (6) days after the postmark date if the packet or notice that the packet will not be available is sent to Purchaser by United States mail. Purchaser may cancel this Contract at any time prior to settlement if Purchaser has not received the association disclosure packet or notice that the packet will not be available. Written notice of cancellation shall be hand delivered or sent by United States mail, return receipt requested, to Seller. Purchaser's right to receive the association disclosure packet and the right to cancel this Contract are waived conclusively if not exercised before settlement. Purchaser shall have the right to request from the Association an update of the disclosure packet specifying any material changes to the statements previously furnished. Purchaser may be required to pay a fee for such update.

16. MECHANIC'S LIEN NOTICE: (a) Virginia law (ss. 43-1 et seq.) permits persons who have performed labor or furnished materials for the construction, removal, repair or improvement of any building or structure to file a lien against the property. This lien may be tiled at any time after the work is commenced or the material is furnished, but not later than the earlier of (i) 90 days from the last day of the month in which the lienor last performed work or furnished material or (ii) 90 days from the time the construction, removal, repair or improvement is terminated. AN EFFECTIVE LIEN FOR WORK PERFORMED PRIOR TO THE DATE OF SETTLEMENT MAY BE FILED AFTER SETTLEMENT. LEGAL COUNSEL SHOULD BE CONSULTED.

(b) Seller shall deliver to Purchaser at settlement an affidavit, on a form acceptable to Purchaser's lender, if applicable. signed by Seller that no labor or materials have been furnished to the Property within the statutory period for the filing of mechanics' or materialmen's liens against the Property. If labor or materials have been furnished during the statutory period. Seller shall deliver to Purchaser an affidavit signed by Seller and the person(s) furnishing the labor or materials that the costs thereof have been paid.









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17. NON-BINDING MEDIATION. In an effort to avoid the expense and delay of litigation. the parties agree to submit any disputes or claims arising out of this Contract, including those involving the Listing Company or the Selling Company, to mediation prior to instituting litigation. Such mediation will be NON-BINDING, that is, no party will be obligated to enter into any settlement arising out of mediation unless that settlement is satisfactory to that party. Any settlement the parties enter into will be binding, but if the parties are not able to reach agreement on a settlement. they may resort to arbitration or litigation as if the mediation had never taken place. The mediation will be provided by the local REALTOR(R) Association, if it provides such services. or by another mutually agreeable mediator or mediation service in the area. This agreement to mediate does not apply to foreclosure, unlawful detainer (eviction), mechanics lien, probate or license law actions. Judicial actions to provide provisional remedies (such as injunctions and filings to enable public notice of pending disputes) are not violations of the obligation to mediate and do not waive the right to mediate.

18. NOTICE TO PURCHASER(S): Purchaser(s) should exercise whatever due diligence Purchaser(s) deems necessary with respect to information on any sexual offenders registered under Chapter 23 section 19.2-387 et seq. of Title 19. Such information may be obtained by contacting your local police department or the Department of State Police, Central Records Exchange at (804) 674-2000 or www.state.va.us/vsp/vsp.html

19. DEFAULT: If Seller or Purchaser defaults under this Contract. the defaulting party, in addition to all other remedies available at law or in equity. shall be liable for the brokerage fee referenced in paragraph 9 hereof as if this Contract had been performed and for any damages and all expenses incurred by the non-defaulting party, Listing Company and Selling Company in connection with this transaction and the enforcement of this Contract, including, without limitation, attorneys' fees and costs, if any. Payment of a real estate broker's fee as the result of a transaction relating to the Property which occurs subsequent to a default under this Contract shall not relieve the defaulting party of liability for the fee of Listing Company in this transaction and for any damages and expenses incurred by the non-defaulting party, Listing Company and Selling Company in connection with this transaction. In any action brought by Seller, Purchaser, Listing Company or Selling Company under this Contract or growing out of the transactions contemplated herein, the prevailing party in such action shall be entitled to receive from the non-prevailing party or parties, jointly and severally, in addition to any other damages or awards, reasonable attorneys' fees and costs expended or incurred in prosecuting or defending such action.

20. OTHER ITEMS: (Use this space for additional terms not covered in this Contract.)

1) This contract is subject to a 90 day engineering study period.

2) This contract is subject to closing on adjacent property owned by ABC Farms and scheduled to close by this purchaser on or about 3/30/05.

21. BROKERS; LICENSEE STATUS. (a) Listing Company and Selling Company may from time to time engage in general insurance, title insurance, mortgage loan, real estate settlement, home warranty and other real estate-related businesses and services, from which they may receive compensation during the course of this transaction, in addition to real estate brokerage fees. The parties acknowledge that Listing Company and Selling Company are retained for their real estate brokerage expertise, and neither has been retained as an attorney, tax advisor, appraiser, title advisor, home inspector, engineer, surveyor, or other professional service provider.

(b) Disclosure of Real Estate Board Commission licensee status, if any is required in this transaction: __________________________________________________





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22.  MISCELLANEOUS: This Contract may be signed in one or more counterparts, each of which shall be deemed to be an original and all of which together shall constitute one and the same document. Documents delivered by facsimile machine shall be considered as originals. Unless otherwise specified herein. "days" mean calendar days. For the purpose of computing time periods, the first day shall be the day following the date this Contract is fully ratified. This Contract represents the entire agreement between Seller and Purchaser and may not be modified OR CHANGED EXCEPT BY written instrument EXECUTED BY THE parties. This Contract shall be construed, interpreted and applied according to the laws of the state in which the Property is located and shall be binding upon and shall inure to the benefit of the heirs, personal representatives, successors, and assigns of the parties. To the extent any handwritten or typewritten terms herein conflict with or are inconsistent with the printed terms hereof, the handwritten or typewritten terms shall control. Whenever the context shall so require, the masculine shall include the feminine and the singular shall include the plural. Unless otherwise provided herein, the representations and warranties made by Seller herein and all other provisions of this Contract shall be deemed merged into the deed delivered at settlement and shall not survive settlement.

23. ACCEPTANCE: This Contract when signed by Purchaser shall be decreed an offer to enter into a bilateral contract. If not accepted by Seller by 5:00 (time), December 6, 2004, it shall become null and void.

WITNESS the following duly authorized signature (SEPARATE ALL COPIES BEFORE SIGNING BELOW)

03/11/05, /s/ Robert J. Daly                 3/8/05 /s/ Joel P. Sens
-----------------------------------          -----------------------------------
DATE                SELLER                   DATE                PURCHASER
Agent for Sellers                            for Seawright Holdings, Inc.
                                             FED ID# 54-1965220


-----------------------------------          -----------------------------------
SOCIAL SECURITY NUMBER                       SOCIAL SECURITY NUMBER


-----------------------------------          -----------------------------------
DATE                SELLER                   DATE                PURCHASER


-----------------------------------          -----------------------------------
SOCIAL SECURITY NUMBER                       SOCIAL SECURITY NUMBER


For information purposes only:

Listing Company's Name and Address:          Selling Company's Name and Address:



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                            The Wright Realty Group
                              Commission Agreement
                                  540-213-8888
                               Fax: 540-213-3811

In reference to the contract dated Feb 24, 2005 between Robert J. Daly Et Al (Seller) and Seawright Holdings, Inc. (Purchaser), Seller hereby agrees to the following compensation for services rendered:

3.469 AC on Rt 932


____% of the sales price to _________________ (Company)

                                      And



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4% of the sales price to Real Estate Plus (Company)



-------------------------------                   ------------------
Listing Agent                                     Date



/s/ Susan L. McGee                                2/24/05
-------------------------------                   ------------------
Selling Agent                                     Date